Exhbit 99.1
March 2008

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
This presentation includes “forward looking statements.” All statements other than statements of historical facts included in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy, may constitute forward looking statements. These statements are based on the beliefs and assumptions of our management and on the information currently available to our management at the time of such statements. Forward looking statements generally can be identified by the words “believes,”
“expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions that indicate future events and trends. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not prove to be correct. Important factors that could cause actual results to differ materially from our expectations are disclosed in our filings with the United States Securities and Exchange
Commission (“SEC”). All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included our SEC filings. Factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected include, but are not limited to, our ability to obtain financing, obtain and maintain regulatory approvals, generate sufficient cash flows, develop our universal chipset architecture, achieve market acceptance for our services, develop our network and generate technological innovations.
The forward-looking statements in this presentation are made only as of the date of this presentation. We undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.
Safe Harbor

➢ TerreStar Corporation
▪ Publicly traded parent company (NASDAQ: “TSTR”)
 – TerreStar Networks (“TSN”) ownership is approximately 86%
 – TerreStar Global ownership is approximately 86%
 – Beneficially owns approximately 30 million shares of SkyTerra (“SKYT”)
➢ TerreStar Networks plans to develop, build and operate an all IP-based integrated satellite and ancillary terrestrial component (“ATC”) mobile communications network
▪ TSN has rights to use 20 MHz of ATC eligible MSS S-band spectrum
▪ The network will provide seamless, ubiquitous mobile communication services throughout the U.S. and Canada
▪ TerreStar Canada Ownership is approximately 47%

➢ TSN plans to address growing government, enterprise and consumer demand for wireless mobile voice and data services
▪ Focus on government’s need for reliable emergency communications system
▪ Market the services on a wholesale basis as a “carrier’s carrier”

➢ TerreStar Global, an 86% owned subsidiary of TerreStar Corporation, plans to develop and operate an all IP-based integrated satellite and Complementary
  Ground Component (“CGC”) mobile communications network in Europe
TerreStar Overview

Recent Transactions
• Highlights:
 ➢ Strategic Investment by EchoStar Corporation (“SATS”) and Harbinger
  Capital Partners
 – $300 million in funding
 – 8 MHz of additional nationwide spectrum
 ➢ Sale of SkyTerra Stock
 – Proceeds of $76 million
• Objectives:
 ➢ Funding through launch of TerreStar-1 and completion of TerreStar-2
 ➢ Development of Handset/Chipset
 ➢ Deployment of initial stages of terrestrial network
 ➢ Enhance TerreStar's nationwide spectrum footprint

TerreStar
Corporation
TerreStar
Networks
TerreStar
GLOBAL

TerreStar

SkyTerra
86%
12%
Individuals
2%
BCE (Canada)
<1%
TerreStar
HoldCo(Canada)
TerreStar
OpCo (Canada)
TMI (Canada)
100%
67%
80%
33%
20%
TS Austria
GmbH
TS Asia Ltd.
(Hong Kong)
30mm
SKYT shares
$500M Senior Secured PIK Notes
 $50M New Sr. Sec. PIK Notes
$150M Senior Exchangeable PIK Notes
$100M Credit Facility for TerreStar-2
Corporate Structure

TerreStar Networks Strategy

➢ Secure The License
➢ Pre-Subscribe the Service
➢ Broaden Exit/Partner Opportunities
➢ De-Risk the Business
 ▪ Management
 ▪ Partners & Suppliers
 ▪ “Smart” Build
 ▪ FCC Milestones
 ▪ Technology
➢ Prudent Capital Plan
➢ Leverage TerreStar Brand Internationally
TerreStar Networks Strategy: Path to Success

1 Based on IDC Research, March 2006

20+ MHz of
Spectrum
▪ ATC eligible S-band spectrum in the 2 GHz range in U.S. and Canada
▪ Adjacent to PCS spectrum used by national wireless carriers
▪ Significant underlying value based on recent FCC 700MHz Auction
▪ Newly announced nationwide spectrum at 1.4 GHz
Strong
Strategic
Relationships
▪ Cooperative Research and Development Agreement with U.S.
 federal government in place
▪ Vendor relationships for construction and launch of satellite, buildout of ground segment, and development of universal chipsetTM architecture
Advanced
Network &
Technology
▪ All IP-enabled next generation network
▪ Seamlessly integrated satellite and terrestrial system
▪ Prioritization of service capability in case of disaster or emergencies
▪ Universal chipsetTM architecture
▪ High demand for wireless services - $163B¹ revenue opportunity by 2010
▪ Governments’ heightened focus on public safety and Homeland Security
▪ Enterprises expanding wireless applications to improve operations
Large Market
Opportunity
Scalable
Business Model
▪ Wholesale / “carrier’s carrier” operating strategy
▪ Buildout in several key markets based on customer demand
TerreStar Networks Key Highlights

Agreement with the Federal Government
 “As a result of this CRADA, DISA expects an expanded resource base of interoperable commercial equipment.
 Both Collaborators expect this CRADA will yield substantial progress, via information exchanges between DISA and TerreStar, to eventually develop products that will mutually benefit the
 Government and the collaborator.”
• Cooperative Research and Development Agreement (“CRADA”) between U.S.
 Defense Information Systems Agency (“DISA”) and TerreStar concerning
 TerreStar’s North American Emergency Response Communications Network
 DISA-07-001
 October 6, 2006
• CRADA positions TerreStar as a collaborator with the federal government regarding a variety of public safety and defense users
• TSN believes the CRADA could provide benefit to the government in the following ways:
 – Ensure continuity of communications in event of disaster
 – Provide backup platform for command and control of federal, state and local officials

Commercial & Enterprise Opportunities
➢ Existing and Incumbent Wireline & Wireless Opportunities
▪ Metro Expansions
 – Strategic Business Agreement with Simply Wireless
▪ No-gap, Ubiquitous Global Roaming
▪ Rural Communications, serving the underserved
▪ MVNO
 – Joint Development and Marketing Agreement with telSPACE
➢ Opportunities with Existing Wireless Operators
▪ Substantial Additional Services through Increased Spectrum
▪ Modernize and Enhance Capabilities through and all IP network
▪ Overall Business Opportunity Expansion through Satellite
➢ Full Business Partnerships for new entrant
▪ Telematics & Machine-to-Machine Business Models
▪ Quad-Play Strategies
▪ Internet & DBS models

Terrestrial Network
Cisco Agreement 3/07
Nokia-Siemens 9/07
Bechtel 10/07
Applications Platform
Alcatel-Lucent
4/07
OS
OSS/BSS
Accenture
Agreement 12/06
CGI Agreement
11/06
Universal Chipset
Hughes Agreement
4/07
Handset/Data card
Elektrobit Agreement
9/07
Original Design
Manufacturer (ODM)
iplabs Agreement 4/06
TechFaith 5/07
MHz
Spectrum
Industry Canada
Authorization 4/07
FCC Authorization
5/07
Satellite
Space Systems
Loral Agreement
4/05
Satellite Earth Station
Hughes Agreement
4/07
Air Interface
Nokia-Siemens
Agreement
9/07
TerreStar
PARTNERS

Building a 4G All-IP Ecosystem

2GHz MSS
Satellite Direct
ATC Using MSS
2GHz Frequency
Ku - Band
Feeder Links
Geographically
Diverse
Earth Stations
IP Cloud/
PSTN
Standard Communication Networks

TerreStar

Industry Leading Partners and Suppliers

TerreStar Networks Strategy
➢ Securing License
➢ De-Risking Business
➢ Pre-Subscribing Service
➢ Broadening Exit/Partner Opportunities
Assets & Capabilities
 ▪ Most powerful two-way commercial communications geostationary satellite
 ▪ Beam coverage: United States, Canada, Puerto Rico, Hawaii and Alaska
 ▪ Capable of generating approximately 500 simultaneous spot beams
 ▪ TerreStar-2 (spare) underway
 ▪ 2 satellite Gateways
 ▪ ATC global IP license portfolio
Significant Development Progress

3G Low-Band TX
3G High-Band1 TX
3G High-Band2 TX
3G TX Filter Strips
Antenna Switch
3G High-Band2 RX
3G High-Band1 RX
High-pass Notch
3G RX Filter Strips
3G Low-Band RX
EGSM
USGSM
DCS1800
PCS1900
GSM T/R Switch
Output Mode Select (DC or 100KHz)
Analogue Multiplexer
Frequency Synthesizer and LO Generation
High-Band
Low-Band
DCXO
Digital Control

Video
Conferencing
Telematics
Video Sharing
E-mail/Web
LMR/PTT
GPS/LBS
MSS/IM
Call Group
Voice & SMS
Advanced Technology, Diverse Devices;
Unified by the Universal Chipset

Finance

Financing
Transactions
▪ TerreStar will control an additional 8MHz of nationwide spectrum in the
1.4 GHz frequency
▪ The exchange of new TerreStar Preferred shares for spectrum to be contributed by Harbinger Capital Partners.
▪ Multiple options with EchoStar:
  1) Lease
  2) Joint Venture
  3) Purchase
Spectrum
Contribution
Transactions
▪ Sold 14.4 million shares of SKYT for $76 million
▪ TerreStar continues to own approximately 30 million shares of SkyTerra
SkyTerra
Stock Sale
Overview of Recent Capital Raise
▪ $50 million of 15% Senior Secured PIK Notes due February 2014
▪ $150 million of 6.5% Senior Exchangeable PIK Notes due June 2014
▪ $100 million Purchase Money Credit Agreement to finance TerreStar-2 due
 February 2013

Balance Sheet Summary

($ millions)
	September 30, 2007	As Adjusted(1)
Cash and Cash Equivalents(1)	$198	$465
Escrow for TerreStar-1 construction	3	3
Total Cash	$201	$468

Senior Secured PIK Notes due 2014(2)	548	548
New Sr. Sec. PIK Notes due 2014	-	50
Senior Exchangeable Notes due 2014	-	150
Purchase Money Credit Facility(3)	-	-
Total Debt	$548	$748

Preferred Equity(4)	409	409
Common Equity	254	254
Total Stockholders' Equity	$663	$663

Total Capitalization	$1,211	$1,411

(1) Net proceeds of $191 million from capital raise and $76 million from sale of SKYT stock
(2) Excludes accrued PIK interest of approximately $41 million to March 31, 2008
(3) $100 million credit facility, full amount remains available
(4) Does not include shares expected to be issued for 1.4 GHz spectrum acquisition
$ millions	Oct – Sept 2008

Capital Expenditure Contractual Commitments:	$323
- Satellites – TerreStar 1 and 2
- Satellite Launch
- ATC Network
- Handset/Chipset Development
Launch Insurance	35-50
Operating Expense (3Q Annualized)	125

Total	$483-$498

Operating and Capital Expenses

➢ Parent liquidity from SKYT shares
➢ Vendor financing capacity
➢ Potential equity/debt offering

Near-Term
Capital
Resources

Network Buildout
➢ Estimated $40-60M per market for buildout of ATC network
➢ Initial strategy is to launch in several key markets

- Two contiguous 10 MHz blocks in 2 GHz MSS S-band
- All ATC-eligible
- Newly announced nationwide spectrum at 1.4 GHz
- Ubiquitous coverage in U.S. and Canada
- Adjacent to PCS and AWS operators
- Significant underlying value

1710
1755
1850
1990
2000
2020
2110
2155
2180
2200

AWS-Auction 66
Broadband PCS
MSS
AWS-Auction 66
MSS
Mobile Wireless Spectrum Frequencies (MHz)
▪ TSN’s spectrum is equivalent in nature to AWS and PCS spectrum
▪ The satellite network and universal chipsetTM are incremental components to the MSS/ATC architecture
Attractive Spectrum Position

$3.0
$2.0
$1.0
$0.0
$1.16
$2.67
$0.76
$0.74
A
B
C
E

$0.8
$0.6
$0.4
$0.2
$0.0
$0.40
$0.44
$0.52
$0.62
$0.61
$0.73
A
B
C
D
E
F

$4.0
$2.0
$0.0
$1.63
$1.66
$1.66
$2.85
$0.98
$0.54
$1.06
$1.28
$1.46
VZW/ Northcoast
Cingular/ NextWave
FCC Nextel valuation
Verizon/ NextWave
Auction 58 mean
Auction 66 mean
AT&T/Aloha
Auction 73 mean
Median

TerreStar

Recent Spectrum Transactions ($/MHz POP)
700 MHz Auction 73 Transactions1 ($/MHz POP)
EA
12MHz2
CMA
12MHz2
REAG
22MHz3
REAG
6MHz2
Block
Type
Amt.

AWS Auction 66 Transactions ($/MHz POP)
EA
20MHz
CMA
20MHz
EA
10MHz
REAG
10MHz
REAG
10MHz
REAG
20MHz
Source: Wall Street Research, FCC Releases
1 Does not include D Block which remains below the reserve price set by the FCC

2 A, B, and E Block winning bidders are required to build out 35% of geographic area covered in 4 years, and 70% in 10 years
3 C Block winning bidder are required to build out 40% of covered population in 4 years, and 75% in 10 years
4 Based on FCC determined value of $4.8 billion. Assumes 290 million US POPs
POPs (M): 46.0 83.0 290.0 73.0 206.6 1,705  196.0 285.6
Total value
($M): $750 $1,400 $4,800 $3,000 $2,04 $13,879 $2,500 $19,155
4
1
Substantial Underlying Spectrum Value

1 Based on IDC Research, March 2006
20+ MHz of
Spectrum
▪ ATC eligible S-band spectrum in the 2 GHz range in U.S. and Canada
▪ Adjacent to PCS spectrum used by national wireless carriers
▪ Significant underlying value based on recent FCC 700MHz Auction
▪ Newly announced nationwide spectrum at 1.4 GHz
Strong
Strategic
Relationships
▪ Cooperative Research and Development Agreement with U.S.
 federal government in place
▪ Vendor relationships for construction and launch of satellite, buildout of ground segment, and development of universal chipsetTM architecture
Advanced
Network &
Technology
▪ All IP-enabled next generation network
▪ Seamlessly integrated satellite and terrestrial system
▪ Prioritization of service capability in case of disaster or emergencies
▪ Universal chipsetTM architecture
▪ High demand for wireless services - $163B¹ revenue opportunity by 2010
▪ Governments’ heightened focus on public safety and Homeland Security
▪ Enterprises expanding wireless applications to improve operations
Large Market
Opportunity
Scalable
Business Model
▪ Wholesale / “carrier’s carrier” operating strategy
▪ Buildout in several key markets based on customer demand
TerreStar Networks Key Highlights